INDEPENDENT REGISTERED AUDITOR'S CONSENT

We consent to the use in this Registration Statement of Modern Technology Corp.
on the amended Form S-8 of our report dated September 21, 2004, appearing in the Prospectus, which is incorporated by reference in this Registration Statement.

Greenberg & Company CPA's LLC
Springfield, N.J.
May 10th, 2005